Alcoa Corporation September 2016 Exhibit 99.2

Important Information
Forward–Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning.
All statements that reflect Alcoa’s and Alcoa Corporation’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, supply/demand balances; projections or forecasts of financial results or operating performance; statements about strategies, outlook, business and financial prospects; and statements regarding the prospective separation transaction. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) the impact of the separation on the businesses of Alcoa;
(d) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-
consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (e)
material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (f) deterioration in global economic and financial market conditions generally; (g) unfavorable changes in the markets served by Alcoa and Alcoa Corporation; (h) the impact of changes in foreign currency exchange rates on costs and results; (i) increases in energy costs; (j) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (k) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, or expansions, or joint ventures; (l) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products; (m)
the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2015, Alcoa Corporation’s registration statement on Form 10, and other reports filed by Alcoa with the U.S. Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
The securities mentioned herein have not been registered under the U.S. Securities Act of 1933, as amended. The securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain persons in transactions outside the United States in reliance on Regulation S under the Securities Act. Nothing in this presentation is intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell any security, or an offer to sell or a solicitation of offers to purchase any security. An offer to sell or a solicitation of an offer to buy any securities referenced herein will occur solely by means of a confidential offering memorandum, which may contain information different from the information contained in this presentation. Such confidential offering memorandum will contain detailed information about Alcoa Corporation and its business and financial results, as well as its financial statements. This presentation is qualified in its entirety by such confidential offering memorandum, which should be read completely before making any investment. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, State, country or other jurisdiction where such distribution or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction.
This presentation includes unaudited “non-GAAP
financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA and pro forma Adjusted EBITDA. Alcoa and Alcoa Corporation believe that the presentation of non-GAAP
financial measures helps investors by providing additional information with respect to the operating performance of Alcoa Corporation and the ability of Alcoa Corporation to meet its financial obligations and, in the case of pro forma Adjusted EBITDA, provides additional information regarding expected impact of the separation and distribution on
Adjusted EBITDA. The presentation of non-GAAP
financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix for a reconciliation of the non-GAAP financial measures included in this presentation to their comparable GAAP financial measures.
_______________________________________________
Adjusted EBITDA: References to historical EBITDA herein means Adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix. Pro forma Adjusted EBITDA reflects certain pro forma adjustments related to the separation. See the Alcoa Upstream Corporation Form 10 filed with the SEC on September 13, 2016 for further information about the pro forma adjustments. Note the pro forma figures reflected in this document assume a $1Bn Senior Unsecured
Notes offering vs. $1.25Bn assumed in the aforementioned Form 10. We have provided reconciliations in the appendix.
2

Table of Contents 3 Separation Update Key Business Highlights 2 3 Financial Overview 4 Conclusion 5

SEPARATION UPDATE Section 2

Separation Culminates Alcoa’s Successful Multi-Year Transformation 1) The rolling mills located at Warrick and Ma’aden will be part of Alcoa Corporation On September 28, 2015, Alcoa Inc. (NYSE:AA) announced its Board of Directors unanimously approved a plan to separate into two standalone, publicly traded companies The separation will launch two Fortune 500 companies: Alcoa Corporation: Alcoa Inc.’s business units focused on Bauxite, Alumina, Aluminum, Cast Products, North American Packaging Rolled Products(1) and Energy Arconic: Alcoa Inc.’s Engineered Products and Solutions, Transportation and Construction Solutions, and Rolled Products segments(1) Following the separation, existing Alcoa Inc. shareholders will own ~80% of the common stock of Alcoa Corporation Remaining ~20% will be owned by Arconic Inc. Transaction intended to be tax-free to U.S. shareholders Separation on course to be completed in the second half of 2016 Successful multi-year transformation has reshaped Alcoa’s portfolio to create two strong value engines Separation will position these businesses as leaders in their respective industries Transaction is aimed at creating long-term shareholder value by launching two market-leading companies with distinct investment profiles. Each company will be: Led by a focused and experienced management team Able to effectively allocate resources and deploy capital in-line with individual growth priorities and cash flow profiles Situated to pursue opportunities in increasingly competitive and rapidly evolving markets Positioned to attract an investor and capital base suited to their unique value propositions and operational and financial characteristics Strategic Rationale for Separation Separation Overview Separation will Create Two Industry-leading, Standalone Public Companies 1 2

Executing Separation – On Course for Second Half of 2016 Separation Approximate Timeline and Path to Completion 1) Refers to productivity programs in Alcoa Corporation’s Bauxite, Alumina, Aluminum, Cast Products and Energy segments 4Q 2015 1st Half 2016 2nd Half 2016 Launched New Value-Add Name and Brand and Refreshed Alcoa Brand Initial Form 10 Filing - e.g., 3-Year Carve-Out Financials Form of Separation and Legal Structure Intended Debt Structure Allocation of Assets and Liabilities Governance Elements Separate Supplier/Partner Contracts Filing of Form 10 Amendment Includes 2Q 2016 financials Complete Financing Complete Separation of IT Systems and Infrastructure Form 10 Effectiveness and Final Board Approval Begin Trading as Two Companies ü ü Launched the Separation Program Office Announced the Executive Management Teams Confirmed U.S. Domicile for Both Companies Launched New Business Improvement Programs for 2016 ü ü ü ü ü ü

KEY BUSINESS HIGHLIGHTS Section 3

Alcoa Corporation: Cost Competitive Industry Leader
8
ALUMINA
ALUMINUM
World’s largest
bauxite miner, with a
solid first-quartile
cost
curve position
Bauxite
World’s largest
alumina producer,
with a highly
competitive
first-quartile cost
curve position
Alumina
Power production
capacity of ~1,470
(1)
megawatts, of
which ~55% is low-
cost hydroelectric
power
Energy
Global aluminum
producer with a
significantly
strengthened
second-quartile cost
curve portfolio
Aluminum
15 operating
casthouses
providing
value-added products
to customers in
growing markets
Cast Products
Efficient and
focused can
sheet leader in
North America
Rolled Products
1) Excludes the Yadkin Hydroelectric Project (215MW of capacity); sale expected to close in H2 2016. Including the Yadkin facility,
Alcoa Corporation’s current total generation capacity is ~1,685MW, of which ~61% is hydroelectric power

Global Strength: A team of nearly 16,000 employees in 10 countries, generating more than $11 billion in 2015 revenue. More than 25 facilities, representing six business units. Global Strength: A team of nearly 16,000 employees, generating more than $11 billion in 2015 revenue. Six business units, with 25 manufacturing facilities in 10 countries. Global Footprint in Proximity to Key Strategic Markets Indicates fully curtailed facility v

Unrivalled Upstream Aluminum Experience with the Flexibility of a Newly Formed Company Alcoa Corporation’s Significant Competitive Advantages Distinguish Us From Our Peers Solution-oriented customer relationships and programs Establishment of a strong, operator focused culture Operational reliability and excellence Aggressive asset portfolio management Efficient use of available capital Disciplined execution of high return growth projects Continuous pursuit of improvements in productivity Attracting and retaining the best employees globally World-class, cost-competitive portfolio active in all parts of the aluminum value chain Access to key strategic markets Customer relationships across the industry spectrum and around the world Experienced management team with substantial industry expertise and track record of strong corporate governance History of operational excellence and continuous productivity improvements Dedication to environmental excellence and safety Positioned for future market scenarios Core Strategic Principles Key Strategic Advantages

Premier Global Bauxite Position Alcoa mines well positioned with bauxite reserves 1) CRU analysis, 2) Including 100% equity interests of AWAC assets, 3) Competitor production information sourced from Wood Mackenzie Largest bauxite miner, 45.3 Mmt production in 2015 1st Quartile Cost curve position(1) Consistent and reliable bauxite supplier Next to major markets, with space to grow Technical refining knowledge to provide multi-product customer solutions Country bauxite reserves Country bauxite reserves where Alcoa has mines Bright Future for Alcoa’s Bauxite Business Global bauxite reserves in billions of mt and Alcoa bauxite mines Alcoa World Alumina and Chemicals (AWAC) partnership is the Largest Bauxite Miner in the world Building out 3rd party bauxite business; secured multiple bauxite supply contracts $60M of contracts in 2Q 2016; total 3rd party bauxite sales $410M (2016-17) Proximity to owned refinery operations Strong presence in Atlantic and Pacific markets Operator of 4 of 7 mines Equity interests in operations in Brazil, Guinea and Saudi Arabia Marketing Governance Largest global bauxite miner 2015 bauxite production from top 5 producers(2,3)(Mmt) ATOI up $13M Q2 vs. Q1

World’s Most Attractive Alumina Refining Business Gas supply agreement secures a low cost position for Western Australia refineries through 2032 San Ciprian natural gas solution driving cost footprint improvement Access to growth markets in Asia, Middle East, and Latin America 3rd party shipments of 10.8mmt in 2015 (~70% of production) 75% of 3rd party smelter-grade shipments on API/Spot in 2015; up from 68% in 2014 and 5% in 2010 Highly competitive first quartile cost curve position Largest global alumina producer Energy Marketing 1) Including 100% equity interests of AWAC assets, 2) Competitor production information sourced from Wood Mackenzie API = Alumina Price Index Refinery AWAC partnership is the Largest Alumina Refiner in the world Largest alumina producer, 15.7 Mmt production in 2015 1st Quartile Cost curve position(2) Diversified portfolio; nine refineries on five continents Proven ability to improve, divest, close or curtail assets Closed, divested or curtailed 25% of total operating capacity since 2010 2015 alumina production from top 5 producers(1,2)(Mmt)

Alumina Cost Position Moves 7 Points in 5 Years $/MT Production (MMT) Alcoa moves to 23rd Percentile in 2015 ALUMINA 2015: 23rd Percentile 2010: 30th Percentile Source: CRU and Alcoa analysis 2016 Target: 21st Percentile Key 2015 / 2016 actions Saudi Arabia joint venture refinery nameplate capacity of 1,800 kmt Full curtailment of Suralco Full curtailment of Point Comfort Benefit of Jamalco sale Secured an attractive 12 year gas supply agreement (starting in 2020) in Western Australia San Ciprian conversion to natural gas Executing productivity initiatives to capture cost savings Reshaping portfolio Lowering costs

Country Consolidated Capacity (MW) Brazil(2) 492 Canada 132 Suriname 189 United States(3) 657 Driving Value Through Substantial Energy Assets Brazil assets provide optionality between market sales and metal production Approximately 55% of generated power sold externally in 2015 Capturing significant earnings from power sales globally Securing energy needs with 3rd parties for operations ~55% of capacity is hydroelectric(3) Sale of Yadkin Hydroelectric Project in North Carolina expected to close in H2 2016 Energy global footprint and competitive attributes Energy assets(1) in North and South America... ...are managed to create maximum profitability under a variety of situations Strategic power management Asset portfolio Hydroelectric Coal Power generation capacity ~1,470 MW(3) 1) Alcoa has an equity interest in the majority of facilities. 2) The Consolidated Capacity of the Brazilian energy facilities is the assured energy that is approximately 55% of hydropower plant nominal capacity. 3) Excludes the Yadkin Hydroelectric Project (215MW of capacity); sale expected to close in H2 2016. Including the Yadkin facility, Alcoa Corporation’s current total generation capacity is 1,685MW, of which approximately 61% is hydroelectric power.

~70% of smelter power is hydroelectric ~75% of smelter power secured through 2022 ~14% of worldwide smelter power is self-generated; remainder purchased through long-term agreements Recent energy agreements have increased competitiveness of Massena West and Intalco Proven ability to improve, divest, close or curtail assets Aggressive actions taken in 2015 and 2016 Sao Luis smelter curtailment (74,000 mtpy) Pocos de Caldas smelter closure (96,000 mtpy) Wenatchee smelter curtailment (143,000 mtpy) Warrick smelter closure (269,000 mtpy) ~46% of capacity, 1.7M MT, at top-tier sites Canada, Iceland, Norway 25.1% ownership of the world’s lowest cost smelter (Saudi Arabia JV) Proven ability to consistently deliver productivity gains in aluminum production... ...is complemented by success factors ensuring long-term competitiveness Sustainable energy Active portfolio management World’s fourth largest producer of aluminum Smelter Other(1) Other includes Lake Charles (carbon products), Gum Springs (spent potlining treatment facility) Smelting Portfolio Well Positioned to Benefit from Strong Aluminum Demand

Aluminum Cost Position Moves 8 Points in 5 Years $/MT Production (MMT) Cost-per-metric-ton declines as we hold 43rd position 2015: 43rd Percentile 2010: 51st Percentile 2016 Target: 38th Percentile ALUMINUM Key 2015 / 2016 actions Saudi Arabia joint venture smelter at nameplate (740 kmt) Curtailment of Sao Luis and Wenatchee Closure of Poços de Caldas and Warrick Reduced energy costs at Intalco and Massena West; benefit of Quebec contracts Executing productivity initiatives to capture cost savings Reshaping portfolio Lowering costs Source: CRU and Alcoa analysis

Global demand on track to double between 2010 and 2020 Progressively tightening market is leading to global deficit for 2016 Inventories are low based on days of consumption China not exporting primary aluminum Exports of fake semis declining Fact… Fiction… The fundamental outlook of aluminum is weak Aluminum supply glut will continue China exporting primary aluminum China exports increasing x x x x Aluminum Market Misconceptions Setting the Record Straight

Unique Global Network of Casthouses Offering Value-Add Opportunities Innovative new foundry alloys for automotive market Alloys qualified with top tier OEM; 8 trials ongoing; 20 more planned 18(1) casthouses providing value-add products Casthouse Center of Excellence driving continuous improvement and best practice sharing across the portfolio 67% value-add products in 2015 Slab casting supporting automotive growth Billet production serving growing extrusion markets Unique global network of casthouses... ...continuously shifting to high value-add products serving a broad customer base Creating value for customers World-class casthouses Casthouse Serving growing markets Value-add products as % of total shipments (1) Includes 3 curtailed operations and Ma’aden Casthouse Value-Add portfolio provides profits throughout the cycle: $1.6B in incremental margin 2010 through 2015

Leading Can Sheet Supplier in North America Warrick Operations: Food Stock, Beverage End & Tab Stock, Lithographic Sheet, Body Stock and Bottle Stock Ma’aden Rolling Company(2): Wide Body Stock, Beverage End & Tab #1 Position (> 90% Share) in North America Aluminum Food Can segment #2 Position in North America Beverage Can Sheet segment Patented E-Coat® coating process for Beer End Stock Two Roll Coat lines use FDA-approved chemistry to coat metal used in the food and beverage industry Only Aluminum Lithographic Sheet Maker in North America Transition Tennessee Wide Body Stock to MRC over 3yr period Two mill system covering North America packaging markets Strong North America market and technology position World-class Operations for Can Sheet market Packaging Mills North America: #1 or #2 position(1) 1) Based on AGP NA 2016 Forecast. (2) JV- Alcoa 25.1% stake in MRC State of-the-Art Rolling Mill, Coating line and Recycling facility for Can Sheet Began operations in 2014 Ma’aden Rolling Company:

Experienced Management Team with Substantial Industry Expertise
20
Name
Future Alcoa Corp. Title
Title at Alcoa Inc.
Years
with
Alcoa
Roy C. Harvey
CEO
President of Global Primary
Products
14
Tómas Már Sigurdsson
COO
COO of Global Primary Products
12
William F. Oplinger
CFO
EVP & CFO
16
Renato Bacchi
VP & Treasurer
Assistant Treasurer
18
Robert S. Collins
VP & Controller, FP&A
VP & Controller
11
Leigh Ann Fisher
Chief Administrative Officer
GPP
CFO
27
Jeffrey
D. Heeter
Chief
Legal Officer
Assistant General Counsel
18
Senior management team collectively has more than 110 years of experience in the metals and mining, commodities, and aluminum industries

Track Record of Cost Leadership and Margin Expansion Prepares Alcoa Corporation to Shine in a Volatile Commodity Environment Rigorous Cost, Productivity, and Cash Management Largest Global Bauxite Supplies Ensure Alumina Strength for the Future 1) CRU and Alcoa analysis Positioned to best Capitalize on Market fundamentals Value-Add Casthouse Portfolio Provides Profits Throughout the Cycle Proven Commitment to Cost Leadership 1st Quartile(1) Alumina Position

FINANCIAL OVERVIEW Section 4

Six Strong Business Segments Each with Unique Financial Drivers…
23
ALUMINA
ALUMINUM
•
1st quartile cost curve
position
•
Significant upside in 3rd
party business
•
Secured contracts valued
at more than $410M of sales
in 2016/17; pricing is
contract specific
Bauxite
Alumina
•
1st quartile
cost curve
position ensures strong
through-the-cycle earnings
power
•
API is key pricing benchmark
•
~70% of production sold
externally in 2015; rest
consumed by the Alcoa Corp.
smelting operations
Energy
•
Substantial energy assets
delivering non-metal
price linked EBITDA
•
Capturing significant
earnings
from power
sales globally
Aluminum
•
Superior 2nd quartile
cost position
•
Positioned to sustain low
price environment
•
Will benefit from strong
aluminum demand
outlook
Cast Products
•
Conversion business
model
•
Limited commodity price
volatility
in underlying
earnings; 67% value-add
products in 2015
•
Strategically located near
key demand centers
Rolled Products
•
Conversion business
model with limited
commodity price
volatility in underlying
earnings
•
Conversion to cold metal
sourcing at Warrick
impacting 2016 EBITDA

…Providing Significant Earnings Diversification for Alcoa Corporation Alcoa Corporation Revenues and Adjusted EBITDA: Full year 2015 Actual 1) Before Intersegment Eliminations; 2) Conversion Margin removes pass through metal cost from margin calculation See appendix for adjusted EBITDA reconciliations $ $ Revenue ($B) $8.3 Profitability (Adjusted EBITDA %, $B) Total Revenue Intersegment e.g., Mine -> Refinery % Margin Adjusted EBITDA $0.9 $0.5 $0.2 $0.3 $0.2 3rd Party Revenue $1.7 ($0.5) Closed/Corporate Exp. Cast P. Aluminum Energy Alumina Bauxite $0.1 Rolled P. (1) Aluminum Conversion margin is primary performance metric(2)

Re-based Cost Footprint, Built for Success in a Commodity Industry Total Sales ($M) Adjusted EBITDA ($M) and Adjusted EBITDA Margin (%) Capital Expenditures ($M) Adjusted EBITDA-Capex ($M) and Cash Flow Conversion (%) 10.3% $2,089/MT $2,316/MT $1,938/MT $1,724/MT All-in Metals Price ($/MT) ~$1Bn of EBITDA despite ~$3Bn lower sales compared to 2013 (3) (1) 1) Metal price represents combined annual averages of LME + Midwest premium; 2) See appendix for adjusted EBITDA reconciliations; 3) Calculated as (Adjusted EBITDA – Capex) / Adjusted EBITDA (2) Strong cash flow at low metal prices 8.3% 45.5% 58.9%

Pro Forma Adjustments Remove Non-Recurring Costs; Multiple Levers
Available to Drive Further Improvement
26
98
12
2015 EBITDA
COGS
SG&A
PF 2015 EBITDA
2015 Pro Forma Adjusted EBITDA
(1)
Bridge ($M)
LTM
EBITDA Considerations
COGS:
Favorable adjustment to pension and OPEB
expense associated with plans assumed by Alcoa
Corporation
-
On a carve-out basis, allocated expenses are not
representative of the expected go-forward expense
associated with the Alcoa Corporation plans
SG&A:
Removal of costs related to the separation that were
incurred during the historical periods that will not continue to be incurred post-
separation
-
Costs were primarily for legal, tax, and accounting, and
other professional fees
Overview of Pro Forma Adjustments
(2)
Benefit in 2H 2016 from productivity improvement
programs (procurement, overhead, business programs)
-
Tracking well against full year 2016 targets
New bauxite sales contracts
-
Secured contracts
valued at more than $410 million of
revenue
over 2016 and 2017
Potential margin improvement initiatives
Levers to Drive Further EBITDA Improvement
1
2
1) See appendix for Adjusted EBITDA and pro forma Adjusted EBITDA reconciliations; 2) Pro forma Adjusted EBITDA reflects certain pro forma adjustments related to the separation. See the Alcoa Upstream Corporation Form 10 filed with the SEC on September 13, 2016 for further information about the pro forma adjustments.
Note the above pro forma figures reflect an assumed $1Bn Senior Unsecured Notes offering vs. $1.25Bn assumed in the aforementioned Form 10.
15
31
1H16 EBITDA
COGS
SG&A
PF 1H16 EBITDA
1,738
1,848
15.5%
16.5%
Adjusted EBITDA Margin (%)
1H 2016 Pro Forma Adjusted EBITDA
(1)
Bridge ($M)
10.2%
11.2%
Adjusted EBITDA Margin (%)
452
498
1
2
1
2

Disciplined Financial Policy Focused on Prudent Capital Allocation Leverage Maintain prudent leverage through the business cycle Liquidity Operating cash flow is the primary source of liquidity Very significant credit capacity for working capital needs Aggressive Asset Portfolio Management Alcoa Corporation will continue to review our portfolio of assets and opportunities to maximize value creation; we believe we are well-positioned to pursue opportunities to reduce costs and grow revenue and margins across our portfolio Management will continue to monitor asset base relative to market conditions, industry trends and their position in the life cycle, and curtail, sell or close assets that do not meet our value generation thresholds Efficient Use of Available Capital Capital allocation priorities will be to sustain valuable assets and invest in small/medium high return projects in the most cost efficient manner while de-levering the balance sheet by managing debt and debt-liabilities Intend to deploy excess cash to maximize long-term financial flexibility. Return on capital (ROC) will be the primary metric used to determine capital allocation

CONCLUSION Section 5

Alcoa Corporation: Cost Competitive Industry Leader Superb legacy of talent, reputation, and performance – 128 year history in upstream aluminum Diversified business segments with 1st and 2nd quartile assets Cash flow generation even at cyclical lows; material upside with any rebound in prices $1.5Bn undrawn revolving credit facility Committed to disciplined capital allocation 1 5 6 3 4

APPENDIX

Alcoa Corporation Pro Forma Adjusted EBITDA and Adjusted EBITDA Reconciliation Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. Management believes that pro forma Adjusted EBITDA is meaningful to investors because it provides additional information about the expected impact of the separation and distribution on Adjusted EBITDA. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. ($ in millions) Pro Forma Pro Forma LTM 1H 2016 2015 Q2 2016 1H 2016 1H 2015 2015 2014 2013 Sales Sales to unrelated parties $3,953 $10,121 $8,652 $3,953 $5,422 $10,121 $11,364 $11,035 Sale to related parties 499 1,078 930 499 647 1,078 1,783 1,538 Total sales $4,452 $11,199 $9,582 $4,452 $6,069 $11,199 $13,147 $12,573 Adjusted EBITDA Net (Loss) Income attributable to Alcoa Corporation $(142) $(591) $(1,197) $(265) $69 $(863) $(256) $(2,909) Add: Net income (loss) attributable to non-controlling interest 38 124 35 38 127 124 (91) 39 Provision for income taxes 86 402 255 86 233 402 284 123 Other expenses (income), net 16 42 71 16 (13) 42 58 14 Interest expense 53 108 261 130 139 270 309 305 Restructuring and other charges 92 983 832 92 243 983 863 712 Impairment of goodwill - - - - - - - 1,731 Provision for depreciation, depletion, and amortization 355 780 731 355 404 780 954 1,026 Adjusted EBITDA $498 $1,848 $988 $452 $1,202 $1,738 $2,121 $1,041 Pro Forma Adjusted EBITDA(1) Adjusted EBITDA 1) Pro forma Adjusted EBITDA reflects certain pro forma adjustments related to the separation. See the Alcoa Upstream Corporation Form 10 filed with the SEC on September 13, 2016 for further information about the pro forma adjustments. Note the above pro forma figures reflect an assumed $1Bn Senior Unsecured Notes offering vs. $1.25Bn assumed in the aforementioned Form 10.

($ in millions) 2015 Alcoa Corporation - Segments Bauxite Alumina Aluminum Cast Products Energy Rolled Products             After-tax operating income (ATOI) $258 $476 $1 $110 $145 $20 Add: Depreciation, depletion, and amortization 94 202 311 42 61 23 Equity (income) loss - 41 12 - - 32 Income taxes 103 191 (77) 49 69 26 Other - - - - - - Adjusted EBITDA $455 $910 $247 $201 $275 $101 Total sales $1,231 $5,030 $5,106 $6,232 $723 $1,011 Adjusted EBITDA margin 37.0% 18.1% 4.8% 3.2% 38.0% 10.0% Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to  Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. Segment Adjusted EBITDA Reconciliation

Detailed Segment Adjusted EBITDA Reconciliation Segment performance under Alcoa Corporation's management reporting system is evaluated based on a number of factors; however, the primary measure of performance is the after-tax operating income (ATOI) of each segment. Certain items such as the impact of LIFO inventory accounting; metal price lag; interest expense; non-controlling interests; corporate expense (primarily comprising general administrative and selling expenses of operating the corporate headquarters and other global administrative facilities, along with depreciation and amortization on corporate-owned assets); restructuring and other charges; intersegment profit elimination; the impact of discrete tax items, any deferred tax valuation allowance adjustments and other differences between tax rates applicable to the segments and the combined effective tax rate; and other non- operating items such as foreign currency transaction gains/losses and interest income are  excluded from segment ATOI. Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back  for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa  Corporation’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to  similarly titled measures of other companies. 1) Effective January 1, 2015, Alcoa Corporation redefined its segments concurrent with an internal reorganization for certain of its businesses.  Following this reorganization, Alcoa Corporation's operations consist of six reportable segments. Reorganization resulted in a change to both the cost structure within the segments and transactions between segments. As a result, aggregate ATOI of the future segments will not be equivalent to the aggregate ATOI of the historical segments (1)

Detailed Historical Segment Adjusted EBITDA Reconciliation Segment performance under Alcoa Corporation's management reporting system is evaluated based on a number of factors; however, the primary measure of performance is the after-tax operating income (ATOI) of each segment. Certain items such as the impact of LIFO inventory accounting; metal price lag; interest expense; non-controlling interests; corporate expense (primarily comprising general administrative and selling expenses of operating the corporate headquarters and other global administrative facilities, along with depreciation and amortization on corporate-owned assets); restructuring and other charges; intersegment profit elimination; the impact of discrete tax items, any deferred tax valuation allowance adjustments and other differences between tax rates applicable to the segments and the combined effective tax rate; and other non- operating items such as foreign currency transaction gains/losses and interest  income are excluded from segment ATOI. Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back  for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

2016 Alcoa Inc. Market Sensitivities by Segment Alcoa Inc. Segment Annual ATOI1 Sensitivities LME API AUD BRL EUR CAD NOK Benchmark +/- $100/MT +/- $10/MT +/- 0.01 USD/AUD +/- 0.01 BRL/USD +/- 0.01 USD/EUR +/- 0.01 CAD/USD +/- 0.10 NOK/USD Primary Metals $169M ($28M) $2M Min $3M $2M $2M GRP(2) $1M N/A N/A Min ($1M) N/A N/A TCS ($5M) N/A Min Min ($1M) Min N/A EPS ($1M) N/A Min Min ($1M) Min N/A Notes: (1) Segment ATOI does not reflect include Alumina Limited’s 40% minority interest ; (2) After the separation, Warrick and Saudi Arabia rolling mill operations (currently in GRP segment) will be in Alcoa Corporation.; Source: Alcoa Inc. Form 8-K filed with the SEC on September 16, 2016 Alumina(1) $19M $72M $17M $1M $1M N/A N/A Alcoa Corporation Arconic ‘Min’ is defined as less than $1 million; N/A is defined as the segment not having exposure to the benchmark

Positioned for Future Market Scenarios
Improved cost position by closing, divesting or curtailing higher cost smelting and refining capacity
Enhanced portfolio with ~25% investment in Alcoa Corporation-Ma’aden joint venture, the lowest-cost integrated aluminum complex in the world
Revolutionized market for pricing smelter-grade alumina
Grown our portfolio of value-added cast product offerings
Reorganized operating structure for greater efficiency, profitability and value-creation at each stage of the value chain
Reduced costs in Rolled Products operations and intensified focus on innovation
Reshaped portfolio and implemented changes to business model to make Alcoa resilient in times of market volatility
36

Key Value-Add Products Serve An Array Of End-Markets
Cast Products key markets, uses and value-add products
Slab
Billet
Foundry
Rod
End markets
•
Automotive, industrial
Main uses
•
Wheels, steel coaters, cast parts
Supplying locations
Canada: Deschambault
US:  Intalco
Europe: Lista, San Ciprian
End markets
•
Transportation, Industrial, B&C,
Packaging
Main uses
•
Sheet and plate, can stock
Supplying locations
Canada: Baie Comeau, Becancour
Europe: LaCoruna, Mosjoen, San
Ciprian
End markets
•
Industrial, Electrical
Main uses
•
Overhead wire, mechanical and
welding wire
Supplying locations
US: Massena
Europe: Fjardaal
End markets
•
Transportation, B&C, Industrial
Main uses
•
Extrusions, wheels
Supplying locations
Canada: Becancour
US:  Intalco, Massena
Brazil: Pocos de Caldas
Europe: Aviles, LaCoruna, Lista, San Ciprian
Transportation = auto and commercial transportation; global market share based on global volume ex China
37

Overview of 2Q 2016 Results –
Alcoa Inc. Alumina and Primary Metals Segments
38
2Q 2016 Overview of Alcoa Inc. Alumina and Primary Metals Segments
Total revenue of $2.3 billion, up 7 percent
sequentially
Predominately due to 22 percent higher alumina prices, 2 percent higher aluminum pricing and organic growth, slightly offset by the impact of curtailed, divested, and closed operations
Third-party revenue of $1.8 billion, up 9 percent sequentially
After-tax operating income of $150 million, up sequentially, as improved pricing, productivity savings and the realized benefit of a more competitive portfolio lifted Alumina and Primary Metals segments profit
Alcoa World Alumina and Chemicals secured $60 million of new third-party bauxite sales over the next two years
Reached power agreement to improve competitiveness of Intalco smelter in Washington State and curtailed Pt. Comfort, Texas refinery
Note: After the separation, Warrick and Saudi Arabia rolling mill operations (currently in Arconic GRP segment) will be in Alcoa
Corporation.

Alcoa Inc. Alumina Segment: Earnings Lifted by Pricing and Performance 2Q16 Actual – Alumina API pricing up 22% sequentially, down 26% year-over-year Production down vs. Q1 on Pt Comfort curtailment, partially offset by higher production in Sao Luis, Kwinana and San Ciprián Productivity gains through strong cost control and execution of curtailments 3rd party Bauxite sales continue to grow. Bauxite ATOI up $13M sequentially 2Q15 1Q16 2Q16 Production (kmt) 3,977 3,330 3,316 3rd Party Shipments (kmt) 2,706 2,168 2,266 3rd Party Revenue ($ Millions) 924 545 694 3rd Party Price ($/MT) 337 249 304 ATOI ($ Millions) 215 8 109 2nd Quarter ATOI Results 2nd Quarter Business Highlights $ Millions 2nd Quarter ATOI Performance Bridge Productivity Volume / Price / Mix ($14) ($1)

Alcoa Inc. Primary Metals Segment: Benefit from Pricing and Portfolio Actions $ Millions 2Q16 Actual – Primary Metals ($18) Productivity ($5) (1) Realized price up 3% sequentially Production down 60 kmt following Warrick closure Benefit from productivity, lower carbon costs and the Warrick closure Alumina costs follow 90-day lag on API pricing Energy sales down due to lower volumes in Brazil and US 2Q15 1Q16 2Q16 Production (kmt) 701 655 595 3rd Party Shipments (kmt) 630 575 565 3rd Party Revenue ($ Millions) 1,534 1,123 1,119 3rd Party Price ($/MT) 2,180 1,793 1,849 ATOI ($ Millions) 67 14 41 2nd Quarter ATOI Results 2nd Quarter Business Highlights 2nd Quarter ATOI Performance Bridge 1) Metal Price = LME + Regional Premium; Regional Premium previously reported in Price/Mix category